                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance Perspective.....................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........   9
     Statement of Operations.....................  10
     Statement of Changes in Net Assets..........  11
     Financial Highlights........................  12
     Notes to Financial Statements...............  14
     Report of Independent Accountants...........  19

    REAL ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed to-ward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is ex-pected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite di-rections, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings re-mained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.
                                                          Continued on page two

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed dis-cussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have re-ceived the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm.The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.


Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   12.39%   11.37%   11.26%
One-year total return/2/.............................    7.08%    7.37%   10.26%
Life-of-Fund average annual total return/3/..........    4.79%    4.79%    7.43%
Commencement date.................................... 06/09/94 06/09/94 06/09/94

/1/Assumes reinvestment of all distributions for the period and does not in-clude payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or con-tingent deferred sales charge for early withdrawal (B and C shares).

/3/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or con-tingent deferred sales charge for early withdrawal (B and C shares). Total re-turn is calculated from June 30, 1994 (date the Fund began meeting its investment objective) through the end of the period.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock In-dex and the NAREIT Equity REIT Index over time.These indices are unmanaged sta-tistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Real Estate Securities Fund vs. Standard &
 Poor's
 500-Stock Index and the NAREIT Equity REIT Index (June 1994 through December
 1995)


                             [GRAPH APPEARS HERE]

Fund's Total Return
   1 Year Avg. Annual = 7.08%
Inception Avg. Annual = 4.79%

                          VKAC Real Estate    S&P          NAREIT Equity
Measurement Period        Securities Fund     500 INDEX    REIT Index
-------------------       ----------------    ---------    ----------
6/30/94                   $ 9,527             $10,000      $10,000
9/30/94                   $ 9,340             $10,489      $ 9,795
12/31/94                  $ 9,549             $10,487      $ 9,797
3/31/95                   $ 9,328             $11,505      $ 9,780
6/30/95                   $ 9,760             $12,599      $10,355
9/30/95                   $10,345             $13,598      $10,843
12/31/95                  $10,733             $14,414      $11,292

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Standard & Poor's 500-Stock Index represents general stock market perfor-mance and was initially selected as a benchmark for the Fund's performance; ad-ditionally the NAREIT Equity REIT Index was selected to represent a more narrow-based comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND
We recently spoke with the management team of the Van Kampen American Capital Real Estate Securities Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team is led by Mary Jayne Maly, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

     REAL ESTATE SECURITIES DID NOT SHARE IN THE RALLY ENJOYED BY THE GENERAL
 Q   STOCK AND BOND MARKETS IN 1995. WHY NOT?

 A As interest rates declined throughout the year, the trend generated re-newed enthusiasm among traditional stock investors but not among those people who typically invest in real estate investment trusts. During the first part of 1995, investors remained concerned about the slowdown in economic growth, which could limit the demand for new office space, apartments and other types of real estate. So, while stocks and bonds rallied, REITs did not.

  The past year also was one of consolidation for REITs. The industry had en-joyed tremendous but unsustainable growth in the previous two years, and as the growth rate slowed REITs underperformed the broader markets. It was the first time in five years that REITs lagged the stock and bond markets.
  However, we believe the fundamentals for REITs remain strong and the recent lack of enthusiasm has created good values. In recent months empty office, re-tail, industrial and apartment space was absorbed at a fairly strong rate, boosting occupancy and rental rates.

 Q DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S STRUCTURE DURING THE PAST YEAR?

 A Our investment strategy remained the same: to be diversified among the major property sectors. We historically have invested a large portion of the Fund's assets in the office and industrial sector and that sector contin-ued to do well. We also added to our investments in hotel REITs, while cutting our investment in retail REITs because of weak retail sales. The diversifica-tion of the portfolio among the REIT sectors at year-end is illustrated by the chart below.

    [PIE CHART PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF NET ASSETS
                     AS OF DECEMBER 31, 1995 APPEARS HERE]

                         Office Industrial       28%
                         Health Care Facilities   9%
                         Shopping Centers        10%
                         Shopping Malls          13%
                         Apartments              19%
                         Hotels                   9%
                         Other                   12%

     WERE THERE ANY REITS IN THE PORTFOLIO THAT PERFORMED PARTICULARLY WELL
 Q   DURING THE PAST YEAR?

 A Yes. We owned shares of Beacon Properties, an office REIT in Boston, which achieved a total return, including capital appreciation and rein-
vestment of dividends, of 27.6 percent for the year. In the hotel sector, FelCor Suite Hotels enjoyed a 51.7 percent total return, including capital appreciation and reinvestment of dividends, for the year, while in the apartment sector Bay Apartment Communities had a total return, including capital appreciation and reinvestment of dividend, of 28.2 percent. Of course, not all of the securities in the portfolio performed as well and past performance is no guarantee of future performance.

 Q   HOW DID THE FUND PERFORM DURING 1995?
 A   Class A shares of the Fund achieved a total return at net asset value of
     12.39 percent/1/, including reinvestment of dividends totalling $0.39 per share. Shareholders should note that 37 percent of the Fund's total distribu-tions during the reporting period represented a return of capital, which is not taxed. The Fund is passing on the return of capital it receives from the REITs in which it invests. The REIT pay a return of capital when they distrib-ute more money than they earn from taxable net investment income. The REITs pay dividends based on cash flow, without regard to depreciation and amortiza-tion. As a result, some of the income paid to the Fund--and subsequently dis-tributed to shareholders--is a return of capital.

  During the same period, the NAREIT Equity REIT Index achieved a total return of 15.27 percent. The NAREIT Index is an unmanaged index that reflects the gen-eral performance of a broad range of equity REIT, including some specialized REITs in which your Fund typically does not invest but which performed well during the reporting period. The Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 37.45 percent. Neither the NAREIT nor the Standard
& Poor's 500-Stock Index reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. (Please refer to the chart on page three for additional Fund performance results.)

 Q   WHAT'S THE OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?
 A As the rate of economic growth continues to slow, the performance of the stock and bond markets may be less than it was in 1995. If that happens,
REITs should generate competitive returns compared to the broader markets. On the other hand, if lower interest rates cause the economy to grow too fast and boost the inflation rate, REITs could do even better since real estate is viewed as a good hedge against inflation.

  Since our investment style is to remain fully invested and diversified among the various types of REITs, we will continue to focus on stock selection and buy stock in REITs that have solid fundamentals. These types of REITs should do well regardless of changes in interest and economic growth rates.

/s/ Alan T. Sachtleben     /s/ Mary Jayne Maly
Alan T. Sachtleben         Mary Jayne Maly
Executive Vice President   Portfolio Manager
Equity Investments                          Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 96.0%
           APARTMENTS 18.8%
        35 Bay Apartment Communities, Inc........................   $   846,325
        22 Equity Residential Properties Trust...................       661,500
        36 Irvine Apartment Communities, Inc.....................       696,850
        26 Merry Land & Investment, Inc..........................       623,700
        18 Prime Residential, Inc................................       333,000
        35 Security Capital Pacific Trust........................       689,275
        38 United Dominion Realty Trust..........................       576,000
                                                                    -----------
                                                                      4,426,650
                                                                    -----------
           DIVERSIFIED 2.9%
        26 Colonial Properties Trust.............................       673,200
                                                                    -----------
           HEALTH CARE FACILITIES 8.7%
        31 American Health Properties............................       672,950
        21 Health Care Property Investors, Inc...................       720,063
        16 Nationwide Health Properties, Inc.....................       659,400
                                                                    -----------
                                                                      2,052,413
                                                                    -----------
           HOTELS 8.8%
        23 Felcor Suite Hotels, Inc..............................       643,800
        29 Patriot American Hospitality..........................       757,050
        23 Starwood Lodging Trust................................       684,250
                                                                    -----------
                                                                      2,085,100
                                                                    -----------
           MANUFACTURED HOME PARKS 2.9%
        29 ROC Communities, Inc..................................       696,000
                                                                    -----------
           OFFICE/INDUSTRIAL 28.0%
        31 Beacon Properties Corp................................       710,700
        36 Cali Realty Corp......................................       787,500
        28 Carr Realty Corp......................................       687,375
        21 Crescent Real Estate..................................       716,625
        27 Highwoods Properties, Inc.............................       751,450
        34 Liberty Property Trust................................       711,725
        26 Reckson Associates Realty Co..........................       772,562
        43 Security Capital Industrial Trust.....................       745,500
        29 Spieker Properties, Inc...............................       726,113
                                                                    -----------
                                                                      6,609,550
                                                                    -----------
           SELF-STORAGE 2.8%
        35 Public Storage, Inc...................................       663,100
                                                                    -----------
           SHOPPING CENTERS 9.7%
        42 Bradley Real Estate, Inc..............................       572,400
        25 Federal Realty Investment Trust.......................       573,300
        21 Kimco Realty Corp.....................................       572,250
        15 Vornado Realty Trust..................................       562,500
                                                                    -----------
                                                                      2,280,450
                                                                    -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number of
 Shares
 (000)     Description                                             Market Value
-------------------------------------------------------------------------------
           SHOPPING MALLS 13.4%
        45 Debartolo Realty Corp................................   $   578,500
        26 JP Realty, Inc.......................................       568,750
        34 Macerich Co..........................................       680,000
        32 Rouse Co.............................................       660,150
        28 Simon Property Group, Inc............................       672,750
                                                                   -----------
                                                                     3,160,150
                                                                   -----------
             TOTAL COMMON STOCK (Cost $20,485,757)..............    22,646,613
                                                                   -----------
 Par
 Amount
 (000)
 ------
           REPURCHASE AGREEMENT 3.4%
 $815      Lehman Government Securities, Inc., dated 12/29/95,
           5.875%, due 1/02/96 (Collateralized by U.S.
           Government obligations in a pooled cash account)
           repurchase proceeds $815,532 (Cost $815,000).........       815,000
                                                                   -----------
 TOTAL INVESTMENTS (Cost $21,300,757) 99.4%......................   23,461,613
 OTHER ASSETS AND LIABILITIES, NET 0.6%..........................      134,027
                                                                   -----------
 NET ASSETS 100%.................................................  $23,595,640
                                                                   -----------

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $21,300,757)..................  $23,461,613
Cash.............................................................        1,929
Dividends and interest receivable................................      176,716
Receivable for Fund shares sold..................................       96,634
Other assets.....................................................       28,168
                                                                   -----------
 Total Assets....................................................   23,765,060
                                                                   -----------
LIABILITIES
Dividends payable................................................       45,478
Payable for Fund shares redeemed.................................       24,466
Due to Distributor...............................................       21,331
Due to shareholder service agent.................................       10,220
Due to Adviser...................................................        8,142
Deferred Trustees' compensation..................................        3,453
Accrued expenses.................................................       56,330
                                                                   -----------
 Total Liabilities...............................................      169,420
                                                                   -----------
NET ASSETS, equivalent to $10.00 per share for Class A and Class
 B shares, and $9.99 per share for Class C shares................  $23,595,640
                                                                   -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 849,470 Class A, 1,204,000
 Class B, and 306,526 Class C shares outstanding.................  $    23,600
Capital surplus..................................................   21,485,681
Accumulated net realized loss on securities......................      (71,044)
Net unrealized appreciation of securities........................    2,160,856
Accumulated net investment loss..................................       (3,453)
                                                                   -----------
NET ASSETS.......................................................  $23,595,640
                                                                   -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..........................................................  $1,029,915
Interest...........................................................      51,640
                                                                     ----------
 Investment income.................................................   1,081,555
                                                                     ----------
EXPENSES
Management fees....................................................     193,522
Shareholder service agent's fees and expenses......................     124,270
Accounting services................................................      48,971
Service fees--Class A..............................................      12,486
Distribution and service fees--Class B.............................     107,608
Distribution and service fees--Class C.............................      18,462
Trustees' fees and expenses........................................      10,163
Audit fees.........................................................      30,553
Custodian fees.....................................................       2,950
Legal fees.........................................................       8,121
Reports to shareholders............................................      52,784
Registration and filing fees.......................................      99,326
Organization expenses..............................................       3,244
Miscellaneous......................................................       4,519
Expense reimbursement..............................................     (94,618)
                                                                     ----------
 Total expenses....................................................     622,361
                                                                     ----------
NET INVESTMENT INCOME..............................................     459,194
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities....................................      91,899
Net unrealized appreciation of securities..........................   1,906,293
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   1,998,192
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $2,457,386
                                                                     ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                                        June 9,
                                                                          1994*
                                                      Year  Ended       through
                                                     December 31,  December 31,
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period....................   $15,002,284   $   101,000
                                                      -----------   -----------
OPERATIONS
 Net investment income.............................       459,194       186,847
 Net realized gain (loss) on securities............        91,899      (156,311)
 Net unrealized appreciation of securities during
  the period.......................................     1,906,293       254,563
                                                      -----------   -----------
 Increase in net assets resulting from operations..     2,457,386       285,099
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 2E)
 Net investment income
 Class A...........................................      (187,314)      (65,583)
 Class B...........................................      (232,040)     (104,448)
 Class C...........................................       (43,254)      (16,816)
                                                      -----------   -----------
                                                         (462,608)     (186,847)
                                                      -----------   -----------
 Return of capital
 Class A...........................................      (110,152)      (26,158)
 Class B...........................................      (136,629)      (46,682)
 Class C...........................................       (25,468)       (6,491)
                                                      -----------   -----------
                                                         (272,249)      (79,331)
                                                      -----------   -----------
 Total distributions...............................      (734,857)     (266,178)
                                                      -----------   -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................     6,021,837     4,655,266
 Class B...........................................     5,774,399     9,466,094
 Class C...........................................     2,203,176     1,273,661
                                                      -----------   -----------
                                                       13,999,412    15,395,021
                                                      -----------   -----------
 Proceeds from shares issued for distributions
 reinvested
 Class A...........................................       242,173        66,253
 Class B...........................................       259,807        99,061
 Class C...........................................        61,767        21,499
                                                      -----------   -----------
                                                          563,747       186,813
                                                      -----------   -----------
 Cost of shares redeemed
 Class A...........................................    (3,030,909)     (191,319)
 Class B...........................................    (3,987,424)     (500,197)
 Class C...........................................      (673,999)       (7,955)
                                                      -----------   -----------
                                                       (7,692,332)     (699,471)
                                                      -----------   -----------
 Increase in net assets from capital transactions..     6,870,827    14,882,363
                                                      -----------   -----------
INCREASE IN NET ASSETS.............................     8,593,356    14,901,284
                                                      -----------   -----------
NET ASSETS, end of period (including accumulated
 net investment loss of $3,453 and $780,
 respectively).....................................   $23,595,640   $15,002,284
                                                      -----------   -----------

 *Commencement of operations.

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                     Class A(/2/)
                                            -------------------------------
                                              Year Ended  June 9, 1994(/1/)
                                            December 31,            through
                                                    1995  December 31, 1994
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......        $ 9.27              $9.43
                                                  ------              -----
INCOME FROM OPERATIONS
 Investment income........................           .52                .30
 Expenses.................................          (.25)              (.07)
                                                  ------              -----
Net investment income.....................           .27                .23
Net realized and unrealized gain (loss) on
securities................................           .85               (.18)
                                                  ------              -----
Total from investment operations..........          1.12                .05
                                                  ------              -----
DISTRIBUTIONS TO SHAREHOLDERS FROM (see
Note 2E)
 Net investment income....................        (.2456)             (.153)
 Return of capital........................        (.1444)             (.057)
                                                  ------              -----
Total distributions.......................          (.39)              (.21)
                                                  ------              -----
Net asset value, end of period............        $10.00              $9.27
                                                  ------              -----
TOTAL RETURN (/5/)........................        12.39%               .24%(/4/)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)......          $8.5               $4.6
Average net assets (millions).............          $6.7               $2.6
Ratios to average net assets
(annualized)(/3/)
 Expenses.................................         2.67%              1.26%
 Expenses, without expense reimbursement..         3.16%              3.03%
 Net investment income....................         2.92%              4.28%
 Net investment income, without expense
 reimbursement............................         2.44%              2.52%
Portfolio turnover rate...................           94%                28%

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) See Note 3.
(4) Total return calculated from June 30, 1994 (date the Fund began meeting its investment objective) through December 31, 1994.
(5) Total return for a period of less than one full year is not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

  Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                   Class B(/2/)                          Class C(/2/)
                          -------------------------------       -------------------------------
                                  Year                                  Year
                                 Ended  June 9, 1994(/1/)              Ended  June 9, 1994(/1/)
                          December 31,            through       December 31,            through
                                  1995  December 31, 1994               1995  December 31, 1994
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
beginning of period.....        $ 9.28             $ 9.43             $ 9.28             $ 9.43
                                ------             ------             ------             ------
INCOME FROM OPERATIONS
 Investment income......           .52                .30                .53                .31
 Expenses...............          (.33)              (.10)              (.33)              (.09)
                                ------             ------             ------             ------
Net investment income...           .19                .20                .20                .22
Net realized and
 unrealized gain (loss)
 on securities..........          .843              (.176)              .823              (.178)
                                ------             ------             ------             ------
Total from investment
operations..............         1.033               .024              1.023               .042
                                ------             ------             ------             ------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 (see Note 2E)
 Net investment income..         (.197)            (.1268)             (.197)            (.1399)
 Return of capital......         (.116)            (.0472)             (.116)            (.0521)
                                ------             ------             ------             ------
Total distributions.....         (.313)             (.174)             (.313)             (.192)
                                ------             ------             ------             ------
Net asset value, end of
period..................        $10.00             $ 9.28             $ 9.99             $ 9.28
                                ------             ------             ------             ------
TOTAL RETURN(/5/).......        11.37%              (.04%)(/4/)       11.26%               .15%(/4/)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (millions).......         $12.0               $9.1               $3.1               $1.3
Average net assets
(millions)..............         $10.8               $4.7               $1.8               $0.7
Ratios to average net
assets (annualized)(/3/)
 Expenses...............         3.50%              1.84%              3.54%              1.62%
 Expenses, without
  expense reimbursement.         3.99%              3.60%              4.03%              3.38%
 Net investment income..         2.07%              3.81%              2.11%              3.92%
 Net investment income,
  without expense
  reimbursement.........         1.58%              2.05%              1.62%              2.15%
Portfolio turnover rate.           94%                28%                94%                28%

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) See Note 3.
(4) Total return calculated from June 30, 1994 (date the Fund began meeting its investment objective) through December 31, 1994.
(5) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


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NOTE 1--ORGANIZATION
Van Kampen American Capital Real Estate Securities Fund (the "Fund", formerly American Capital Real Estate Securities Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, and was organized as an open-end, diversified management investment company in Maryland on April 14, 1994. The Fund's investment manager, Van Kampen American Capital Asset Management, Inc. (the "Adviser") contributed the initial capital of $101,000 on June 2, 1994 and an additional $2,000,000 on June 30, 1994. The Fund began offering shares on June 9, 1994.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES
The Fund seeks long-term growth of capital by investing principally in securi-ties of companies operating in the real estate industry.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Investments listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the last reported bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by the Adviser, the daily aggregate of which is invested in repurchase agree-ments. Repurchase agreements are collateralized by the underlying debt securi-ties. The Fund will make payment for such securities only upon physical delivery or evidence

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of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward for federal income tax purposes of approximately $42,000 at the end of the period may be utilized to offset future capital gains until expiration in 2003. Additionally, approximately $6,000 of post October losses are deferred for federal income tax purposes to the 1996 fiscal year.

D. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

E. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.
  The Fund distributes the return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which the Fund invests. The REITs pay dis-tributions based on cash flow, without regard to depreciation and amortiza-tion. As a result, a portion of the distributions paid to the Fund and subsequently distributed to the shareholders, is a return of capital. The fi-nal determination of the amount of the Fund's return of capital distributions for the period will be made after December 31, 1995.

F. ORGANIZATION COSTS-Organization expenses of approximately $16,000 were de-ferred and are being amortized over a five year period ending May, 1999.

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NOTE 3--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. The Adviser has entered into a subadvisory agreement with Hines Interest Realty Advisers Limited Part-nership (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments in real estate. Management fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its management fee to the Subadviser.
  The Adviser has agreed that it will reimburse the Fund for any expenses (in-cluding the management fee, but excluding interest, brokerage commissions, distribution and service fees, and other extraordinary expenses) in excess of the most restrictive limitation imposed by state securities commissions. The most restrictive expense limitation is presently 2.50% of the Fund's average daily net assets up to $30 million, 2.00% of the next $70 million of such net assets and 1.50% of the Fund's net assets in excess of $100 million. For the period, the Adviser reimbursed $94,618 to the Fund due to such expense limita-tion.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $6,592 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for these services aggregated $107,182.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $7,152 and $3,322, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class pays up to .25% per annum of its average daily net assets to reimburse the Distributor for expenses and service fees incurred. Class B and C shares pay an additional fee of up to .75% per annum of their average net assets to reimburse the Distributor for its distri-bution expenses. Actual distribution expenses incurred by the Distributor for Class B and C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approximately $525,000 and $27,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent

-------------------------------------------------------------------------------
deferred sales charges from share redemptions or, subject to the annual re-newal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $8,094 during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, and the Retail Dealer.

NOTE 4--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $23,825,574 and $17,469,066, re-spectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $21,323,908. Net unrealized appreciation of invest-ments aggregated $2,137,705, gross unrealized appreciation of investments ag-gregated $2,282,687, and gross unrealized depreciation of investments aggregated $144,982.

NOTE 5--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $629 plus a fee of $18 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $9,303.
  The trustees may participate in a voluntary deferred compensation plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 6--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and C shares). All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and cer-tain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allo-cated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to cer-tain conditions.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value of beneficial interest authorized. Transactions in shares of beneficial interest for the pe-riod were as follows:

                                                       Year Ended December 31
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................     646,768      513,570
 Class B..............................................     622,484    1,025,079
 Class C..............................................     233,898      137,463
                                                       -----------  -----------
                                                         1,503,150    1,676,112
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................      25,453        7,181
 Class B..............................................      27,485       10,726
 Class C..............................................       6,486        2,326
                                                       -----------  -----------
                                                            59,424       20,233
                                                       -----------  -----------
Shares redeemed
 Class A..............................................    (321,567)     (21,935)
 Class B..............................................    (425,761)     (56,013)
 Class C..............................................     (72,725)        (922)
                                                       -----------  -----------
                                                          (820,053)     (78,870)
                                                       -----------  -----------
 Increase in shares outstanding.......................     742,521    1,617,475
                                                       -----------  -----------

NOTE 7--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of additional trustees. On August 19, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Real Es-tate Securities Fund at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fis-cal periods presented, in conformity with generally accepted accounting princi-ples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accor-dance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 15, 1996

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

            VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK F. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President and Chief Executive Officer
DENNIS J. MCDONNELL
Executive Vice President
RONALD A. NYBERG
Vice President and Secretary
EDWARD C. WOOD, III
Vice President and Chief Financial Officer
CURTIS W. MORELL
Vice President and Chief Accounting Officer
JOHN L. SULLIVAN
Treasurer
TANYA M. LODEN
Controller
WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

INVESTMENT SUBADVISER
HINES INTEREST REALTY ADVISERS LIMITED PARTNERSHIP
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256 Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002


(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                                       Tax Notice to Corporate
                                            Shareholders

                                      For 1995, none of the div-
                                      idends taxable as ordinary
                                      income qualified for the
                                      70% dividends received de-
                                      duction for corporations.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospec-tive investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Real Estate Securities Fund performance data update for the most recent quarter.